                                  PROMISSORY NOTE


     $284,800,000                                          August 26, 1996



     FOR VALUE RECEIVED, the undersigned, The Bank of New York, not in its individual or corporate capacity but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust (the "Trust") hereby promises on behalf of the Trust to pay to the order of Mid Atlantic Medical Services, a Delaware corporation (the "Company"), at the principal offices of the Company, the aggregate principal amount of $284,800,000 as shown on Schedule A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

     Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, the last such installment due on August 26, 2011 (the fifteenth anniversary of the Closing); PROVIDED, HOWEVER, that this Note may be prepaid in whole or in part at any time without penalty; and PROVIDED FURTHER that the principal amount of this Note shall be forgiven in the event that the Trust shall have been terminated in accordance with Section 8.2 thereof and the Trustee shall have complied with the requirements of such Section. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to 8%, shall be paid quarterly, in arrears, on each January 15th, April 15th, July 15th and October 15th commencing August 26, 1996 and shall be calculated on the basis of a 360-day year of 30-day months. Whenever any payment falls due on a Saturday, Sunday or public holiday, such payment shall be made on the next succeeding business day. Certain provisions of the Trust Agreement made effective as of August 26, 1996 between the Company and the Trustee relating to the Trust affect the Company's obligations to make payments of principal and interest on the Note.

     This Note shall be construed under the laws of the State of New York.

     The   undersigned   represents  and   warrants   that  the   indebtedness
     represented by this Note was incurred for the purpose of purchasing shares of Common Stock of the Company.


     This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

     The Company shall have no recourse whatsoever to any assets of the Trustee for repayment. The Trustee is entering into this Agreement not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.


                                      The Bank of New York not in its
                                      individual or corporate capacity but
                                      solely in its capacity as Trustee of
                                      the Mid Atlantic Medical Services,
                                      Inc. Stock Compensation Trust



                                      By: /s/ Wolfgang Strauss
                                         --------------------------------
                                      Title: Vice President
                                            -----------------------------


                                      ATTEST: /s/ Katarina Antens-Miller
                                             ----------------------------
                                      Title: AVP
                                            -----------------------------




                                    SCHEDULE A



               Trust Year          Principal Payment
               ----------          -----------------

                  1997                9,000,000
                  1998               19,000,000
                  1999               19,000,000
                  2000               19,000,000
                  2001               19,000,000
                  2002               19,000,000
                  2003               19,000,000
                  2004               19,000,000
                  2005               19,000,000
                  2006               19,000,000
                  2007               19,000,000
                  2008               19,000,000
                  2009               19,000,000
                  2010               19,000,000
                  2011               28,800,000